Exhibit 99.1

TVI CORPORATION PRESS RELEASE

TVI CORPORATION REPORTS THIRD QUARTER 2008

FINANCIAL RESULTS

•                  Company Executes Turnaround Plan and Achieves Operating Profitability

•                  Increases Revenue from Continuing Operations 51%

•                  Enters Forbearance Agreement with BB&T

GLENN DALE, MD – November 25, 2008 – TVI Corporation (NASDAQ: TVIN), an international supplier of military and civilian emergency first responder and first receiver products, personal protection products, quick-erect shelter systems and equipment rentals, today announced its financial results for the third quarter ended September 30, 2008.

Third Quarter 2008 Results

•                  As previously announced on October 21, 2008, the Company discontinued the operations of its Signature tent rental business.  In compliance with generally accepted accounting principles, the Company has excluded the contributions from this business from its revenue, gross profit margin and operating income for all periods presented herein.

•                  Revenue increased to $11.0 million, compared with $7.3 million for the third quarter of 2007.

•                  Gross profit margin increased to 37.7%, compared with 35.6% for the third quarter of 2007.

•                  Operating income before other charges and expenses was $1.3 million, compared with an operating loss before other charges and expenses of $1.7 million for the third quarter of 2007.

•                  Loss from continuing operations was $4.7 million, or ($0.14) per share, compared with a loss from continuing operations of $1.6 million, or ($0.05) per share, for the third quarter of 2007.  The loss from continuing operations in the third quarter of 2008 includes a $4.2 million non-cash impairment charge related to the elimination of goodwill and impairment of demonstration inventory and a non-cash income tax expense of $1.2 million.

•                  Net loss was $13.8 million, or ($0.40) per share, compared with net loss of $3.9 million, or ($0.12) per share, for the third quarter of 2007.  The net loss for the third quarter of 2008 includes the two aforementioned non-cash charges, as well as $9.1 million in charges related to the discontinued operations of the Signature tent rental assets.

•                  Cash and short-term investments totaled $521,000 as of September 30, 2008, compared with $328,000 as of December 31, 2007.

Nine-Month 2008 Results

•                  Revenue increased to $23.5 million, compared with $22.2 million for the first nine months of 2007.

•                  Gross profit margin was 31.2%, compared with 31.7% for the same period in 2007.

•                  Operating loss before other charges and expenses narrowed to $3.1 million, compared with an operating loss before other charges and expenses of $7.5 million for same period in 2007.

•                  Net loss from continuing operations narrowed to $8.7 million, or ($0.25) per share, compared with a net loss from continuing operations of $17.5 million, or ($0.52) per share, for the first nine months of 2007.

•                  Net loss was $19.8 million, or $(0.58) per share, compared with a net loss of $21.4 million, or $(0.64) per share, for the first nine months of 2007.

Comments on the Third Quarter 2008

“As we announced in mid-October, TVI reached its goal of operating profitability in the third quarter; a key milestone in the Company’s turnaround plan,” said Lt. General Harley Hughes, USAF (Ret.). “Despite the ongoing economic turbulence, we not only met our objective of profitable operations, but also achieved a 51 percent revenue increase from continuing operations over the same period last year.  Our quarterly results reflect the initiatives driving our turnaround — expense control, commitment to innovative products and focus on repeatable revenue opportunities, particularly with the military.”

“Each of our business segments contributed to our strong operating performance in the quarter,” Hughes said.  “The product mix within our shelters and related products group contributed to higher margins as we grew revenue in that segment by 16 percent on a sequential quarter basis.  Within Signature, hurricane disaster relief orders for our power, air and kitchen (PAK) equipment helped contribute to a greater than $1 million revenue quarter.”

“The most significant driver behind our third-quarter growth — accounting for 61% of total revenue — was our personal protection equipment segment,” Hughes said.  “During the quarter, we shipped $2.2 million of C2A1 filter canisters to the U.S. Army and $4.5 million of PAPRs, led by our C420s shipped to the National Guard.  In addition, we received a $3.5 million follow-on C2A1 filter canister order from the Army, which brings our year-to-date order total to more than $10 million since completing first-article testing.  This latest order further bolsters our backlog and demonstrates that our filter canister products are becoming a sustainable source of revenue for TVI.  We are proud that the filter canisters we manufacture consistently meet the Army’s rigorous standards, which we believe will lead to additional opportunities for other applications in the health and safety as well as military markets.  Based on our order backlog, we are running our filter canister operation near full capacity.  The Company’s filter line continues to be a central focus in our long-term growth strategy.”

“As previously announced, TVI has elected to divest Signature’s tent rental business and has classified all related assets as available for sale,” Hughes said.  “Our focus within Signature will be on the PAK assets, which strategically complement TVI and present us with opportunities to generate stable, profitable revenue.  As part of our plan to exit the tent rental business, we have begun to monetize those assets — we completed selling our Florida-based tent-rental equipment for $500,000 and are in the process of selling our Maryland-based assets for approximately $2.1 million.  In conjunction with these sales, our financial statements for the third quarter include a non-cash charge of $5.4 million related to the impairment of the tent assets and brand-name intangible.  We also are in the process of terminating the leases for both locations, which will require up-front costs but will further reduce our long-term cost structure.”

“In terms of financing, we defaulted on our loan agreement with BB&T in the third quarter,” Hughes said. “The growth we are generating, coupled with the weak credit environment, left TVI unable to both fund the business and make its October term loan payment.  To remedy the shortfall, we negotiated a forbearance agreement with BB&T, which provides us with $3.5 million of additional capital and a deferment on principal loan payments in exchange for certain financial and non-financial terms.  We executed that agreement on November 20th.  The forbearance agreement is in place until January 30, 2009, with a potential extension through April 30, 2009, which provides us with time to address our loan covenants and discuss arrangements for a longer-term financial restructuring.”

“Despite the impact of the challenging economic conditions facing financial markets both in the U.S. and abroad, BB&T has remained a valuable partner to TVI and our relationship is strong,” Hughes said.  “We are grateful for the consistent support BB&T has provided us throughout this turnaround process.”

Business Outlook

“While our turnaround plan has made significant progress, we have a number of strategic initiatives underway to build upon our initial success,” Hughes said. “Going forward, we intend to integrate the sales and marketing efforts for our Safety Tech and TVI segments as a means to further reduce costs and capture additional cross-selling opportunities in the government, logistics, and health and safety sectors.  Within Signature, we will seek to leverage our highly sought-after PAK equipment to build partnerships with a variety of tent rental companies that previously viewed us as a competitor.  Overall, we expect our individual segment initiatives to combine to deliver margin improvements and enhance our long-term growth prospects.”

“We are confident that we can extend our operational momentum into the final quarter of 2008,” Hughes said.  “We believe there are growth opportunities available to TVI within our target markets.  To capitalize on these opportunities, we will continue to work closely with BB&T under our forbearance agreement in an effort to further improve our balance sheet as we move forward into 2009.”

Conference Call Information

TVI’s management will host a conference call today at 10:00 a.m. (ET).  To participate in the call please dial (877) 407-5790 or (201) 689-8328.  To listen to the live webcast, visit the Company’s website at www.tvicorp.com prior to the event’s broadcast.  Interested parties unable to listen to the live call may access an archived version of the webcast on TVI’s website.

About TVI Corporation

TVI Corporation, headquartered in Glenn Dale, Maryland, is an international supplier of military and civilian emergency first responder and first receiver products, personal protection products and quick-erect shelter systems.  These products include powered air-purifying respirators, respiratory filters and quick-erect shelter systems used for decontamination, hospital surge systems and command and control.  The users of these products include military and homeland defense/homeland security customers.  Through its Signature Special Event Services business, TVI is a leading full-service equipment rental company, providing power, air and kitchen (PAK) equipment to the government and defense, corporate, sporting and hospitality industries.

The TVI designation is a registered trademark of TVI Corporation.  All other company and product names mentioned above are trade names and/or trademarks of their respective owners.  For more information concerning TVI, please visit the Company at: www.tvicorp.com.  This reference to the TVI website is an active textual reference and the contents of the site are not part of this press release.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain information contained in this press release constitutes forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and involves expectations, beliefs, plans, intentions or strategies regarding the future.  These statements may be identified by the use of forward-looking words or phrases such as “should,” “anticipates,” “believes,” “intends,” “expects,” “seeks,” “might result,” “estimates” and others.  These forward-looking statements are based on information available to TVI as of the date hereof and involve risks and uncertainties and are not guarantees of future performance, as actual results could differ materially from our current expectations.  Numerous factors could cause or contribute to such differences, including, but not limited to, those set forth in the Company’s Annual Report to Stockholders, periodic reports, registration statements and other filings made with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the press release.  We assume no obligation to update any such forward-

looking statements, whether as a result of new information, future events or otherwise.

Contacts:

TVI Corporation

Harley A. Hughes, President and Chief Executive Officer

(301) 352-8800

Sharon Merrill Associates

Jim Buckley, Executive Vice President

(617) 542-5300

TVI CORPORATION

CONSOLIDATED BALANCE SHEETS

September 30, 2008 and December 31, 2007

(In thousands, except per share data)

	(Unaudited)
	September 30,	December 31,
	2008	2007
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$521	$328
Accounts receivable - trade, net	5,299	6,158
Inventories, net	5,908	5,203
Income taxes receivable	370	2,858
Deferred income taxes, net	999	209
Assets held for sale	2,500	—
Prepaid expenses and other current assets	847	1,700
Total current assets	16,444	16,456

PROPERTY, PLANT AND EQUIPMENT, NET	10,929	19,398

OTHER ASSETS
Goodwill	—	3,602
Intangible assets, net	327	1,372
Deferred income taxes, net	357	3,090
Other	178	178
Total other assets	862	8,242

TOTAL ASSETS	$28,235	$44,096

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Line of credit	$8,583	$—
Accounts payable	6,349	4,116
Accrued expenses	3,630	4,648
Current portion of long-term debt	19,393	2,292
Total current liabilities	37,955	11,056

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	23,144
Total long-term liabilities	—	23,144

TOTAL LIABILITIES	37,955	34,200

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock - $1.00 par value; 1,200 shares authorized, no shares issued and outstanding at September 30, 2008 and December 31, 2007	—	—
Common stock - $0.01 par value; 98,800 shares authorized, 34,366 and 34,169 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively	344	342
Additional paid-in capital	26,938	26,798
Accumulated deficit	(37,002)	(17,244)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(9,720)	9,896

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$28,235	$44,096

TVI CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Quarters and Nine Months Ended September 30, 2008 and 2007

(In thousands, except per share data)

(Unaudited)

	Quarters Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007

NET REVENUE	$10,972	$7,276	$23,503	$22,204

COST OF REVENUE	6,840	4,683	16,176	15,174

GROSS PROFIT	4,132	2,593	7,327	7,030

OPERATING EXPENSES
Selling, general and administrative expenses	2,719	3,952	9,290	13,141
Research and development expenses	148	294	1,184	1,430

Total operating expenses	2,867	4,246	10,474	14,571

OPERATING INCOME (LOSS) BEFORE OTHER CHARGES AND EXPENSES	1,265	(1,653)	(3,147)	(7,541)
IMPAIRMENT CHARGE	4,168	—	4,168	12,000
INTEREST AND OTHER EXPENSE, NET	556	664	1,761	1,778

INCOME (LOSS) BEFORE INCOME TAXES	(3,459)	(2,317)	(9,076)	(21,319)

INCOME TAX EXPENSE (BENEFIT)	1,226	(724)	(376)	(3,853)

LOSS FROM CONTINUING OPERATIONS	(4,685)	(1,593)	(8,700)	(17,466)

DISCONTINUED OPERATIONS, NET OF INCOME TAXES	(5,933)	(2,342)	(7,903)	(3,892)
IMPAIRMENT CHARGE RELATED TO DISCONTINUED OPERATIONS, NET OF TAX	(3,155)	—	(3,155)	—

NET LOSS	$(13,773)	$(3,935)	$(19,758)	$(21,358)

LOSS PER COMMON SHARE - BASIC
FROM CONTINUING OPERATIONS	$(0.14)	$(0.05)	$(0.25)	$(0.52)
FROM DISCONTINUED OPERATIONS	$(0.26)	$(0.07)	$(0.32)	$(0.12)
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	34,332	33,778	34,224	33,491

LOSS PER COMMON SHARE - DILUTED
FROM CONTINUING OPERATIONS	$(0.14)	$(0.05)	$(0.25)	$(0.52)
FROM DISCONTINUED OPERATIONS	$(0.26)	$(0.07)	$(0.32)	$(0.12)
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	34,332	33,778	34,224	33,491

TVI CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended September 30, 2008 and 2007

(In thousands)

(Unaudited)

	2008	2007
OPERATING ACTIVITIES
Net loss	$(19,758)	$(21,358)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	9,605	12,000
Depreciation and amortization	2,711	3,703
Non cash interest expense	92	—
Gain on sale of assets	(150)	—
Write-off of capitalized loan costs	57	—
Provision for doubtful accounts	78	632
Deferred income taxes	1,909	(4,749)
Stock-based compensation expense	67	272
Imputed interest expense associated with non-compete agreements	—	247
Earnings on marketable securities reinvested	—	(26)
Changes in operating assets and liabilities:
Accounts receivable, trade	604	1,860
Inventory	(1,321)	746
Prepaid expenses and other current assets	887	1,444
Income taxes	2,522	776
Accounts payable	2,233	2,258
Accrued expenses	(801)	1,599
Net cash used in operating activities	(1,265)	(596)

INVESTING ACTIVITIES
Payments for patents	(79)	(16)
Purchases of marketable securities	—	(800)
Proceeds from sale of marketable securities	—	3,260
Purchases of property, plant and equipment	(1,126)	(2,549)
Proceeds from sale of property, plant and equipment	260	—
Payments on non-compete agreements	—	(197)
Net cash used in investing activities	(945)	(302)

FINANCING ACTIVITIES
Net borrowings on line of credit	6,063	1,094
Payments on long-term debt	(3,523)	(1,875)
Payments of bank commitment fee and other	(137)	—
Proceeds from exercise of stock options	—	47
Cash provided by (used in) financing activities	2,403	(734)

Net increase (decrease) in cash and cash equivalents	193	(1,632)
Cash and cash equivalents at beginning of period	328	1,757
Cash and cash equivalents at end of period	$521	$125

TVI CORPORATION

SEGMENT DATA

September 30, 2008 and December 31, 2007

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2008	2007

Net revenue
Shelters and related products	$7,894	$9,675
Personal protection equipment	11,511	4,987
SSES rental services	4,098	7,542

	$23,503	$22,204

Operating income (loss) before other charges and expenses:
Shelters and related products	$(1,919)	$(4,451)
Personal protection equipment	783	(926)
SSES rental services	(2,011)	(2,164)

	$(3,147)	$(7,541)

Depreciation and amortization
Shelters and related products	$293	$400
Personal protection equipment	576	234
SSES rental services	1,842	3,069
Less discontinued operations	(1,051)	(2,222)

	$1,660	$1,481

Capital expenditures, gross
Shelters and related products	$8	$154
Personal protection equipment	852	768
SSES rental services	266	1,627

	$1,126	$2,549

	As of
	September 30,	December 31,
	2008	2007
Total assets
Shelters and related products	$6,671	$9,713
Personal protection equipment	11,481	12,921
SSES rental services	10,083	21,462

	$28,235	$44,096